EXHIBIT 99.1

Midwest Energy Emissions Corp. and Vistra Announce Fleetwide License

and Supply Agreement

CORSICANA, TX and IRVING, TX, August 4, 2020 – Midwest Energy Emissions Corp. (OTCQB: MEEC) ("ME2C") and Vistra Corp. (“Vistra”) (NYSE: VST) today announced the signing of a multi-year, fleetwide license and supply agreement to provide Vistra a non-exclusive license to certain ME2C patents for use in connection with Vistra’s coal-fired power plants, and to facilitate the parties’ ongoing business relationship. Such patents licensed to Vistra relate to ME2C’s two-part Sorbent Enhancement Additive (SEA®) process for mercury removal from coal-fired power plants.

As a result of the agreement being announced today, ME2C has agreed to dismiss all claims brought against Vistra in the patent litigation initiated by ME2C, and Vistra has agreed to withdraw from petitions for Inter Partes Review which had been filed with the United States Patent and Trademark Office pertaining to such patents.  These proceedings will continue with respect to the other parties involved.

Richard MacPherson, President and CEO of ME2C, stated “We are pleased to have reached this business arrangement with Vistra, a longstanding customer who we believe has achieved significant value from both our patented products and services for many years. With the agreement being announced today, we are confident in retaining Vistra’s current business and look forward to working with them to enhance their performance at other plants within their fleet. We believe this agreement validates the efficacy of our patented approach to mercury capture.”

Vistra Chief Fossil Officer, Barry Boswell, said, “We are happy to have resolved this matter with ME2C.  Our companies have been doing business together for over a decade, and we look forward to the prospect of continuing that relationship.”

About Midwest Energy Emissions Corp. (ME2C®)

Midwest Energy Emissions Corp. (OTCQB: MEEC) delivers patented and proprietary solutions to the global coal-power industry to remove mercury from power plant emissions, providing performance guarantees, and leading-edge emissions services. ME2C has developed patented technology and proprietary products that have been shown to achieve mercury removal at a significantly lower cost and with less operational impact than currently used methods, while maintaining and/or increasing unit output and preserving the marketability of fly-ash for beneficial use. For more information, please visit www.midwestemissions.com.

About Vistra Corp.

Vistra Corp. (NYSE: VST) is a leading, integrated, Fortune 275 energy company based in Irving, Texas, providing essential resources for customers, commerce, and communities. Vistra combines an innovative, customer-centric approach to retail with safe, reliable, diverse, and efficient power generation. The company brings its products and services to market in 20 states and the District of Columbia, including six of the seven competitive wholesale markets in the U.S. and markets in Canada and Japan, as well. Serving nearly 5 million residential, commercial, and industrial retail customers with electricity and natural gas, Vistra is the largest competitive residential electricity provider in the country and offers over 40 renewable energy plans. The company is also the largest competitive power generator in the U.S. with a capacity of approximately 39,000 megawatts powered by a diverse portfolio, including natural gas, nuclear, solar, and battery energy storage facilities. In addition, the company is a large purchaser of wind power. The company is currently constructing a 400-MW/1,600-MWh battery energy storage system in Moss Landing, California, which will be the largest of its kind in the world when it comes online. Vistra is guided by four core principles: we do business the right way, we work as a team, we compete to win, and we care about our stakeholders, including our customers, our communities where we work and live, our employees, and our investors. Learn more about Vistra's environmental, social, and governance efforts and read the company's sustainability report at https://www.vistracorp.com/sustainability/.

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Safe Harbor Statement

For ME2C:  With the exception of historical information contained in this press release, content herein may contain "forward-looking statements" that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by using words such as "anticipate," "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. Matters that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the gain or loss of a major customer, change in environmental regulations, disruption in supply of materials, capacity factor fluctuations of power plant operations and power demands, a significant change in general economic conditions in any of the regions where our customer utilities might experience significant changes in electric demand, a significant disruption in the supply of coal to our customer units, the loss of key management personnel, availability of capital and any major litigation regarding ME2C. In addition, this release contains time-sensitive information that reflects management's best analysis only as of the date of this release.  ME2C does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Further information concerning issues that could materially affect financial performance related to forward-looking statements contained in this release can be found in ME2C’s periodic filings with the Securities and Exchange Commission.

For Vistra:  The information presented herein includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Corp. ("Vistra") operates and beliefs of and assumptions made by Vistra 's management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performance, that could significantly affect the financial results of Vistra. All statements, other than statements of historical facts, that are presented herein, or in response to questions or otherwise, that address activities, events or developments that may occur in the future, including such matters as activities related to our financial or operational projections, projected synergy, value lever and net debt targets, capital allocation, capital expenditures, liquidity, projected Adjusted EBITDA to free cash flow conversion rate, dividend policy, business strategy, competitive strengths, goals, future acquisitions or dispositions, development or operation of power generation assets, market and industry developments and the growth of our businesses and operations (often, but not always, through the use of words or phrases, or the negative variations of those words or other comparable words of a future or forward-looking nature, including, but not limited to, "intends," "plans," "will likely," "unlikely," "believe," "expect," "seek," "anticipate," "estimate," "continue," "will," "shall," "should," "could," "may," "might," "predict," "project," "forecast," "target," "potential," "forecast," "goal," "objective," "guidance" and "outlook"),are forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra believes that in making any such forward-looking statement, Vistra  expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited, to: (i) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (ii) the ability of Vistra to execute upon its contemplated strategic and performance initiatives and to successfully integrate acquired businesses; (iii) actions by credit ratings agencies; and (iv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by Vistra from time to time, including the uncertainties and risks discussed in the sections entitled "Risk Factors" and "Forward-Looking Statements" in Vistra's annual report on Form 10-K for the year ended December 31, 2019 and any subsequently filed quarterly reports on Form 10-Q.

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Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, Vistra will not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ME2C Contact:

Richard MacPherson

Chief Executive Officer

Midwest Energy Emissions Corp.

Main: 614-505-6115

rmacpherson@midwestemissions.com

ME2C Investor Relations Contact:

Stacey Hyatt

Corporate Communications

Midwest Energy Emissions Corp.

Main: 614-505-6115 x-1001

Direct: 404-226-4217

shyatt@midwestemissions.com

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